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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (date of earliest event reported): September 14, 2000
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                               PENTON MEDIA, INC.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)



        Delaware                       1-14337                    36-2875386
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(State or Other Jurisdiction        (Commission                (IRS Employer
    of Incorporation)                File Number)            Identification No.)

       1100 Superior Avenue, Cleveland, Ohio                      44114
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       (Address of Principal Executive Offices)                (Zip Code)



        Registrant's telephone number, including area code: 216/696-7000
                                                            ------------


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          (Former Name or Former Address, if Changed Since Last Report)





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         ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         DUKE COMMUNICATIONS

                  On September 14, 2000, Penton Media, Inc. (the "Company") completed its acquisition of Duke Investments, Inc. and Duke Communications International, L.L.L.P. (together, "Duke") pursuant to the Equity Purchase Agreement, dated as of August 29, 2000 (the "Equity Purchase Agreement"), by and among the Company, David A. Duke, the 1996 Sara Marie Duke Trust, the 1996 Brian Alexander Duke Trust and the 1996 John Franklin Duke Trust (the "Duke Sellers").

                  In full consideration for the transfer to the Company by the Duke Sellers of all of their equity interests in Duke, the Company agreed to pay a total purchase price of up to $150 million. The purchase price was comprised of (a) $100 million in cash at the closing, and (b) a contingent payment of up to $50 million in cash, if earned, based on the performance of the Duke business for the fiscal years 2000, 2001, 2002 and 2003. The amount of consideration was determined through arm's-length negotiations. The source of funds for the acquisition was from cash on hand.

                  Duke is a leading integrated media company serving the AS/400 and Windows 2000 operating systems markets, and other technology operating platform markets.

                  The Equity Purchase Agreement and the press release issued in connection therewith by the Company are filed as Exhibits 2.1 and
         Exhibit 99.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The description of the Equity Purchase Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the provisions of the agreement.

         STREAMING MEDIA

                  On September 27, 2000, the Company completed its acquisition of Streaming Media, Inc. ("Streaming Media") pursuant to the Stock Purchase Agreement by and among the Company, Streaming Media, First Conferences, Ltd. and Richard Bowsher (the "Stock Purchase Agreement").

                  In full consideration for the transfer of all of the capital stock of Streaming Media, the Company agreed to pay a total purchase price of up to $100 million. The purchase price was comprised of (a) $65 million in cash at the closing, and (b) a contingent payment of up to $35 million in cash, if earned, based on the performance of the Streaming Media business for the fiscal year 2000. The amount of the consideration was determined through arm's-length negotiations. The source of funds for the acquisition was borrowings under the Company's Amended Credit Facility, dated April 3, 2000, among the Company, as borrower, the lenders listed therein, as lenders, Banc of America Securities, LLC, as syndication agent, The First National Bank of Chicago, as documentation agent and The Bank of New York, as administrative agent.

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                  Streaming Media is a leading integrated media company serving the streaming media market.

                  The Stock Purchase Agreement and the press release issued in connection therewith by the Company are filed as Exhibits 2.2 and
         Exhibit 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The description of the Stock Purchase Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the provisions of the agreement.

         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
                  --------------------------------------------------------------

                  (a)      Financial Statements
                           Business Acquired.                 Not Applicable.

                  (b)      Pro Forma Financial
                           Information.                       Not Applicable.

                  (c)      Exhibits.

                           EXHIBIT NUMBER            EXHIBIT

                           2.1                       Equity Purchase Agreement,
                                                     dated as of August 29,
                                                     2000, by and among the
                                                     Company, David A. Duke,
                                                     the 1996 Sara Marie Duke
                                                     Trust, the 1996 Brian
                                                     Alexander Duke Trust and
                                                     the 1996 John Franklin
                                                     Duke Trust.

                           2.2                       Stock Purchase Agreement,
                                                     dated as of September 27,
                                                     2000, by and among the
                                                     Company, Streaming Media,
                                                     First Conferences, Ltd.
                                                     and Richard Bowsher.

                           99.1                      Press release, dated
                                                     September 15, 2000.

                           99.2                      Press release, dated
                                                     September 28, 2000.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PENTON MEDIA, INC.


                                         By: /s/ Preston L. Vice
                                             ---------------------------
         Date: September 29, 2000            Name: Preston L. Vice
                                             Title: Senior Vice President and
                                                    Secretary


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                                INDEX TO EXHIBITS
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               EXHIBIT NUMBER         EXHIBIT
               --------------         -------

                     2.1 Equity Purchase Agreement, dated as of August 29, 2000, by and among the Company, David A. Duke, the 1996 Sara Marie Duke Trust, the 1996 Brian Alexander Duke Trust and the 1996 John Franklin Duke Trust. The Company agrees to furnish supplementally a copy of the omitted schedules to the Commission upon request.

                     2.2 Stock Purchase Agreement, dated as of September 27, 2000, by and among the Company, Streaming Media, First Conferences, Ltd. and Richard Bowsher. The Company agrees to furnish supplementally a copy of the omitted schedules to the Commission upon request.

                    99.1 Press release, dated September 15, 2000 (incorporated herein by reference to the Company's Current Report on Form 8-K filed on September 15, 2000).

                    99.2 Press release, dated September 28, 2000 (incorporated herein by reference to the Company's Current Report on Form 8-K filed on September 28, 2000).


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